MASTER EQUIPMENT LEASE AGREEMENT LEASE NO. 2552A

LESSOR:
KLC FINANCIAL, INC.
3514 County Road 101
Minnetonka, MN 55345

Lease Agreement made this 7th day of March, 2012 between KLC Financial, Inc. ("Lessor") with a place of business located at 3514 County Road 101, Minnetonka, MN 55345 and Hypertension Diagnostics, Inc. (Fed ID 41-1618036), and HDI Plastics, Inc (Fed ID 45-2767374) ("Lessee") having its principal place of business located at 10275 Wayzata Blvd., Suite 310, Minnetonka, MN 55305

1. COMMERCIAL LEASE AGREEMENT. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor all of the personal property ("Equipment") described in the Equipment Lease Schedule(s), which are or may from time to time be executed by Lessor and Lessee and attached hereto or incorporated herein by reference ("Schedules"), upon the terms and conditions set forth in this Lease, as supplemented by the terms and conditions set forth in the appropriate Schedule(s) identifying such items of Equipment. All terms and conditions of this Lease shall govern the rights and obligations of Lessor and Lessee except as specifically modified in writing and as provided for herein. Whenever reference is made herein to the "Lease", it shall be deemed to include each of the various Schedules identifying all items of Equipment, all of which constitute one undivided Lease of the Equipment and the terms and conditions of which are incorporated herein by reference.

2. SELECTION OF EQUIPMENT; ACCEPTANCE. Lessee will select the type, quantity and supplier of each item of Equipment designated in the attached Schedule(s), and in reliance thereon such Equipment will then be ordered by Lessor from such supplier or Lessor will accept an assignment of any existing purchase order therefore. Lessor will have no liability to Lessee for any delivery or failure by the supplier to fill the purchase order or to meet the conditions thereof. Lessee acknowledges that Lessor has not participated and will not participate in any way in Lessee's selection of the Equipment or of the supplier thereof. Lessee agrees to inspect the Equipment and to execute a document entitled Acknowledgement and Acceptance of Equipment by Lessee, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease all serial numbers or other identifying data with respect to each piece of the Equipment.

3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. LESSOR, NOT BEING THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER'S AGENT, MAKES NO EXPRESS OR IMPLIED WARRANY OF ANY KIND WHATSOEVER WITH RESPECT TO THE EQUIPMENT, INCLUDING, BUT NOT LIMITED TO, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; THE DESIGN OR CONDITION OF THE EQUIPMENT; THE QUALITY THEREOF, Y2K COMPLIANCE OR CAPACITY OF THE EQUIPMENT; THE WORKSMANSHIP IN THE EQUIPMENT; COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENT OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO; PATENT INFRINGEMENT; LATENT DEFECTS; OR ANY OTHER WARRANTY. LESSEE LEASES THE EQUIPMENT FROM LESSOR "AS IS" AND WITH ALL FAULTS. Lessee accordingly agrees not to assert any claim whatsoever against Lessor for loss of anticipatory profits or consequential damages and/or the like. Lessor shall have no obligation to inspect, install, erect, test, service, or maintain the Equipment. Lessee agrees to look solely to the manufacturer and/or seller for any and all claims related to Equipment.

If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Lessee's only remedy, if any, shall be solely against the supplier or manufacturer of the Equipment and not against Lessor for any reason whatsoever.

Lessor hereby acknowledges that manufacturer's and/or seller's warranties, if any, are for the benefit of both Lessor and Lessee. NOTWITHSTANDING THE FOREGOING, LESSEE'S OBLIGATIONS TO PAY THE RENTALS TO LESSOR OR OTHERWISE UNDER THIS LEASE SHALL BE AND ARE ABSOLUTE AND UNCONDITIONAL. To the extent permitted by the manufacturer or seller, and provided Lessee is not in default under this Lease, Lessor shall make available to Lessee all manufacturer and/or seller warranties with respect to Equipment.

Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, or household purposes.

The parties have specifically negotiated and agreed to the foregoing section 3: **LESSEE INITIALS:** MB MB

4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code as adopted in Minnesota. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and that Lessor has not selected, manufactured, or supplied the Equipment.

LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

LESSEE HAS READ AND AGREES TO ALL ITEMS ON THIS PAGE 1 of MB MB
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5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the 30th day of the month following the month of the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this Lease and/or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this Lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the term stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended or otherwise modified in writing. Lessor shall have no obligation to Lessee under this Lease if the Equipment, for whatever reason, is not delivered to Lessee within ninety (90) days after Lessee signs this Lease. Lessee further acknowledges that Lessor has no obligation to Lessee regarding delivery of the Equipment. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute and deliver to Lessor the Acknowledgement and Acceptance of Equipment by Lessee acknowledging Lessee's acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to this Lease or any Schedule hereto. However, in such event Lessee's obligations to Lessor as provided herein shall remain in full force and effect. Lessee agrees that all advance payments, security deposits, monthly payments, down payments, transaction costs, interim rent payments or any other monies received by Lessor are non-refundable and will be considered earned by Lessor if this Lease doesn't commence for any reason. In such event, Lessor reserves the right, and shall be entitled, to withdraw and retain all advances previously paid by Lessee and Lessee shall have no right to any refund or return thereof. A monthly Transaction Fee in the amount of $16.45 will be added to each monthly payment for each Schedule for Lessor's maintenance of this Lease.

7. SECURITY DEPOSIT. As security for the prompt and full payment of rent, and the faithful and timely performance of all provisions of this Lease, and any extensions or renewals thereof, Lessee shall pledge and deposit with Lessor the security amount set forth in the section shown as "Security Deposit" on each respective Schedule hereto. In the event any default shall be made in the performance of any of Lessee's obligations under this Lease, Lessor shall have the right, but shall not be obligated, to immediately and without prior notice, apply said Security Deposit, or any part thereof, to the curing of such default. In such event, Lessor shall notify Lessee in writing that the Security Deposit, or portion thereof, has been allocated to curing the default. Within 15 days after Lessor mails notice to Lessee that Lessor has applied any portion of the Security Deposit to the curing of any default, Lessee shall restore said Security Deposit to the full amount set forth in the Schedule(s). On the expiration or earlier termination of each Schedule to this Lease, or any extension or renewal thereof, provided Lessee has paid all of the rent herein called for and fully performed all other provisions of this Lease with respect to such Schedule, Lessor will return to Lessee any then remaining balance of the Security Deposit with respect to such Schedule, without interest. Lessee acknowledges that said Security Deposit may be commingled with Lessor's other funds.

8. LIMITED PREARRANGED AMENDMENTS; AUTHORIZATION; SPECIFIC POWER OF ATTORNEY. In the event Lessor in its sole opinion deems it is necessary to amend the terms of this Lease or the terms of any Schedule to reflect a change in one or more of the following conditions:

(1) Lessor's actual cost of procuring the Equipment; and/or
(2) Lessor's actual cost of providing Equipment to Lessee; and/or
(3) A change in the Lease payments as a result of (1) and/or (2) above; and/or
(4) Description of the leased Equipment,

Lessee agrees that any such amendment shall be described in a letter from the Lessor to Lessee, and unless within 15 days after the date of such letter Lessee objects thereto in a writing delivered to Lessor, this Lease and any affected Schedule(s) hereto shall be deemed amended and such amendments shall be incorporated herein/therein as if originally set forth herein/therein.

Lessee authorizes Lessor or its designee to file a Uniform Commercial Code financial statement without Lessee's signature, in form of content and from time to time as Lessor deems proper, listing Lessee as "Lessee" or "Debtor" therein. Lessee further grants Lessor a specific power of attorney for Lessor to sign, endorse or negotiate for Lessor's benefit any instrument representing proceeds from any policy of insurance covering the Equipment.

9. LESSEE'S REPRESENTATION. Lessee represents that its exact legal name, state of incorporation or registration, location of its chief executive office and/or its place of residence as applicable, have been correctly identified to Lessor. Lessee further agrees to promptly provide Lessor with corrected, amended and/or updated information in the event of any change in that information previously provided during the entire term of this Lease and any extension or renewal hereof. Failure to do so hereunder constitutes a default by Lessee.

10. USE; EQUIPMENT LOCATION. Lessee shall use the Equipment in a careful manner, shall make all necessary repairs at Lessee's expense, and shall comply with all laws relating to its possession, use or maintenance, and shall not make any alterations, additions or improvements to the Equipment without Lessor's prior written consent. All alterations, additions, repairs or improvements made to the Equipment shall belong to Lessor. The Equipment shall be kept at the location specified herein or within the attached Schedule(s), or, if none is specified, at Lessee's address as set forth above and shall not be removed therefrom without Lessor's prior written consent.

11. OWNERSHIP PERSONALTY. Lessee acknowledges that the Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. The Equipment shall remain personal property even though it may be installed in or attached to real property. In the event this Lease is construed by a court as a sale rather than a Lease (which is contrary to the intent of the parties), Lessee grants Lessor a first priority security interest in the Equipment, free and clear of any liens, encumbrances or security interests and agrees to execute instruments necessary for filing, recording or perfecting the interest and title of Lessor.

12. SURRENDER. By this Lease, Lessee acquires no ownership rights in the Equipment and has no option to purchase same. Upon the expiration or termination of any Schedule or this Lease, or in the event of a default pursuant to Paragraph 20 hereof, Lessee, at its sole expense shall return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it at Lessee's cost, packed and ready for shipment, to such place as Lessor may specify

13. RENEWAL. This Lease shall renew automatically for a term of two years (24 months) following conclusion of the initial term of the lease as may be set forth herein or within the attached Schedule(s) hereto. The Lease will then automatically renew in one-year non-cancelable increments unless and until Lessor receives written notice of Lessee's intent to purchase the Equipment for a price to be determined by the Lessor in its sole discretion. Any and all notices provided pursuant to this provision must be received by Lessor in writing by certified mail, return receipt requested, at least ninety (90) days prior to the expiration date of the initial term, or any of the non-cancelable renewal terms of the Lease, and not before one hundred eighty (180) days prior to expiration date of the initial term. In the event the Lease is renewed, Lessee shall pay to Lessor rentals in the same periodic amounts as indicated under "Amount of Each Payment," on each respective Schedule. This section 14 may be amended, in whole or part, by a Renewal Addendum as may be attached hereto and incorporated herein by reference.

14. LOSS AND DAMAGE. Lessee shall bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent to Lessor or to comply with any other obligation under this Lease.

In the event of damage to any item of Equipment, Lessee shall immediately place the same in good repair at Lessee's expense. If Lessor determines that any item of Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee shall at Lessee's option do one of the following:

(a) Replace the same with like Equipment in good repair, and acceptable to Lessor in Lessor's sole discretion; or

(b) Pay Lessor all of the following in cash: (i) all amounts due by Lessee to Lessor with respect to all affected Schedules up to the date of the loss; and (ii) the accelerated unpaid balance of the total rent for the remaining term of the affected Schedules attributable to said item, reduced to the present value at a discount rate of 3% as of the date of loss; and (iii) the Lessor's estimate, as of the time this Lease was entered into, of Lessor's residual interest in the Equipment, discounted to present value at a discount rate of 3% as of the date of the loss. Upon Lessor's receipt of payment as set forth above, Lessee shall be entitled to the Equipment, without any warranties. If insurance proceeds are used to fully comply with this subparagraph, the balance of any such proceeds shall go to Lessee to compensate for loss of use of the Equipment for the remaining term of the Lease.

15. INSURANCE; LIENS; TAXES. Lessee shall provide and maintain insurance against loss, theft, damage or destruction of the Equipment in an amount not less that the full replacement value of the Equipment, with any and all loss payable to Lessor. Lessee shall also provide and maintain comprehensive general all-risk liability insurance, including but not limited to product liability coverage, insuring Lessor and Lessee with a severability of interest endorsement, or its equivalent, against any and all loss or liability for damages whether to persons, property, and/or otherwise, which might result from or happen in connection with the condition, use or operation of the Equipment, with such limits and with an insurer as are satisfactory to Lessor in Lessor's sole discretion. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission or neglect of Lessee and cannot be canceled without 30 days written notice to Lessor. As to each policy, Lessee shall furnish to Lessor a certificate of insurance from the insurer, which certificate shall evidence the insurance coverage required by this Paragraph and shall designate Lessor as loss payee and/or additional insured. Lessor shall have no obligation to ascertain the existence or adequacy of insurance, or to provide any insurance coverage for the Equipment or for Lessee's benefit.

Lessee shall keep the Equipment free and clear of all levies, liens and encumbrances. Lessee shall pay all charges and taxes (local, state and federal), including personal property taxes, which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the Equipment excluding, however, all taxes on or measured by Lessor's net income.

If Lessee fails to procure or maintain said insurance or to pay said charges or taxes, Lessee shall be in default, and Lessor shall have the right, but shall not be obligated, to effect such insurance, or pay such charges or taxes. In that event, Lessor shall notify Lessee of such payment and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.

16. INDEMNITY. Lessee shall indemnify and hold Lessor harmless against any and all claims, actions, damages or liabilities, including all attorney fees, arising out of or connected with the Equipment, without limitation. Such indemnification shall survive the expiration, cancellation or termination of this Lease. Lessee waives any immunity Lessee may have under any industrial insurance act with regard to indemnification of Lessor.

17. ASSIGNMENT BY LESSOR. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease. Lessee agrees to recognize and hereby consents to any assignment of this Lease by Lessor, and Lessee shall not assert against the assignee any defense, counterclaim or set-off that Lessee may have against Lessor. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, devisees, personal representatives, survivors, successors in interest and assigns of the parties hereto.

18. SERVICE CHARGES; INTEREST; COST OF COLLECTION; PARTIAL PAYMENT. If Lessee shall fail to make any payment required by this Lease within 10 days of the due date thereof, Lessee shall pay to Lessor a service charge of 15% of the total amount due; provided, however, that not more than one such service charge shall be made on any delinquent payment per 30 day period. An additional service fee may be charged for each additional 30 day period regardless of the length of the delinquency. In addition to the foregoing service charge, Lessee shall pay Lessor a $100 default fee with respect to any payment which becomes thirty (30) days past due. In addition, Lessee shall pay to Lessor fees, including but to limited to, monthly and other servicing fees, documentation, origination and closing fees, and any actual additional expenses incurred by Lessor in collection efforts, including but not limited to court costs, attorney fees, long-distance telephone charges and travel expenses. Lessee shall pay to Lessor interest on any delinquent payment or amount due under this Lease from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum. Lessee shall pay all service charges and fees as requested and provided for herein. Acceptance by Lessor of less than the full monthly payment, or any other amount owed to Lessor by Lessee, shall not act to preclude Lessor from initiating and/or maintaining legal action against Lessee for non-payment, or any other default of the terms set forth herein and/or incorporated in this Lease.

19. TIME OF ESSENCE. Time is of the essence of this Lease, and this provision shall not be impliedly waived by the acceptance on occasion of late or defective performance.

20. DEFAULT. Lessee shall be in default of this Lease if:

(a) Lessee shall fail to make any payment due under the terms of this Lease for a period of 10 days from the due date thereof; or
(b) Lessee shall fail to observe, keep or perform any other provision of this Lease, and such failure shall continue for a period of 10 days; or
(c) Lessee has made any misleading or false statement, or representation in connection with application for or performance of this Lease; or
(d) The Equipment or any part thereof shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease, or sale without prior written consent of Lessor, or if Lessee shall abandon the Equipment or permit any other entity or person to use the Equipment without the prior written consent of Lessor; or
(e) Lessee unilaterally withdraws authorization and/or stops any scheduled automatic payment (ACH); or
(f) Lessee dies or ceases to exist; or
(g) Lessee changes its name, state of incorporation, chief executive office and/or place of residence without providing Lessor with 30 days prior written notice of such change;
(h) Lessee defaults on any other agreement it has with Lessor; or
(i) Any guarantor of this Lease defaults on any obligation to Lessor, or any of the above-listed events of default occur with respect to any guarantor, or any such guarantor files or has filed against it a petition under the bankruptcy laws.

Lessor shall not be required to allow Lessee to cure any default of this Lease. Lessee may be allowed to cure default of this Lease, or any provision here of, in Lessor's sole discretion only as evidenced in writing by Lessor.

21. REMEDIES. If Lessee is in default, Lessor, with or without notice to Lessee, shall have the right to exercise any one or more of the following remedies, concurrently or separately and without any election of remedies being deemed to have been made:

(a) Lessor may enter upon Lessee's premises and without any court order or other process or law may repossess and remove the Equipment, and all pledged collateral, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal or disabling. Any such repossession shall not constitute a termination of this Lease unless Lessor so notifies Lessee in writing;
(b) Lessor may require Lessee, at its expense, to return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place as Lessor may specify;
(c) Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by Lessee;
(d) Lessor may declare all sums due and to become due under this Lease immediately due and payable, including as to any or all items of Equipment, without notice or demand to Lessee;
(e) Lessor may re-lease the Equipment to any third party, without notice to Lessee, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment or collateral without notice to Lessee, at private or public sale, at which sale Lessor may be the purchaser;
(f) Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease then accrued, plus all accelerated future payments due under this Lease, reduced to their present value using a discount rate of 3%, as of the date of default, plus Lessor's estimate at the time this Lease was entered into of Lessor's residual interest in the Equipment, reduced to present value at a discounted rate or 3%, as of the date of default, less the net proceeds of disposition, if any, of the Equipment;
(g) To pursue any other remedy available at law, by statute or equity.

No right or remedy conferred upon or reserved to Lessor is exclusive of any other right or remedy herein, or by law or by equity provided or permitted, but each shall be cumulative of every other right or remedy given herein or now or hereafter existing by law or equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any right or remedy hereunder shall preclude any other or further exercise or any other right or remedy.

22. MULTIPLE LESSEES. Lessee(s) and each of them are jointly and severally responsible and liable to Lessor under this Lease. Except as otherwise provided herein, Lessor may, with the consent of any one of the Lessees hereunder, modify, extend or change any of the terms hereof without consent or knowledge of the others, without in any way releasing, waiving or impairing any right granted to Lessor against the others. Lessees, and each of them, are jointly and severally responsible and liable to Lessor under this Lease.

23. ADDITIONAL CONSIDERATION; COLLATERAL. To induce Lessor ad/or assigns to enter into this Lease, and as additional consideration and security for same, Lessee grants to Lessor a security interest in and to all equipment and/or collateral pledged as security for all Lease(s) entered into between Lessee and Lessor prior to the date of this Lease. In the event of a default hereof, Lessor may, in its sole discretion, take possession of all said pledged equipment/collateral and sell same to satisfy said default. Lessor may additionally take any other action with regard to said equipment/collateral as is set forth at Section 22 above.

24. EXPENSE OF ENFORCEMENT. In the event Lessor initiates any legal action against Lessee(s) with respect to this Lease, Lessee(s), and/or guarantor(s), shall be obligated to pay Lessor's reasonable attorney fees, including attorney fees incurred at the trial level, including action in bankruptcy court, on appeal or review, or incurred without action, suits or proceedings, together with all costs and expenses incurred in pursuit thereof.

25. MISCELLANEOUS.

(1) LESSEE HEREBY ACKNOWLEDGES THAT THIS LEASE IS NONCANCELABLE FOR THE ORIGINAL RENTAL TERM SET FORTH IN EACH SCHEDULE AND DURING ANY RENEWAL TERM THEREOF.
(2) LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER IS AN AGENT OF LESSOR. NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY A BROKER OR SUPPLIER OR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM THE LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.
(3) Lessee and any guarantor hereof, authorize(s) Lessor, its successors, assigns and potential assigns, to obtain a personal credit profile from a national credit bureau for purposes of update, renewal or extension of credit and for reviewing or collecting any amount due pursuant to this Lease.
(4) Any notices required by this Lease or the UCC shall be deemed to be delivered when a record properly directed to the intended recipient has been (a) deposited with the US Postal Service, postage pre-paid, or (b) has been personally delivered to the intended recipient.
(5) Lessee further agrees that Lessor may provide Lessee with any notice required hereunder by facsimile and/or by e-mail transmission to the last fax number and/or e-mail address provided to Lessor by Lessee.

LESSEE HAS READ AND AGREES TO ALL ITEMS ON THIS PAGE 4 of [signature] [signature]
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26. SEVERABILITY. This Lease is intended to constitute a valid and enforceable legal instrument. In the event any provision hereof is declared invalid, such provision will be deemed severable from the remaining provisions of this Lease, all of which shall remain in full force and effect.

27. ENTIRE AGREEMENT; WAIVER. This instrument and the Schedules executed by Lessor and Lessee constitute the entire agreement between Lessor and Lessee with respect to the Equipment and the subject matter of this Lease. Except as provided for herein, no provision of this Lease shall be modified unless in writing signed by an authorized officer of Lessor. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver of any other instance.

28. FACSIMILE. If a signed copy of this Lease or any associated document is delivered to Lessor by facsimile transmission it shall be binding on Lessee and Lessee agrees, notwithstanding any rule of evidence to the contrary, that such facsimile signature of Lessee shall be deemed an original signature.

29. FINANCIAL REPORTING. To induce Lessor and/or assigns and participants to enter into this lease agreement, Lessee(s) agree to provide monthly financial statements within 45 days of the end of the any monthly period and tax returns within 4 months of the end of the tax year to Lessor and/ or assigns and participants. Lessee(s) also agree to provide current personal financial statements whenever requested by Lessor and/ or assigns and participants. Additionally, Lessee(s) agree to provide any financial information including interim financials, order backlog report, receivables aging, personal or corporate or any other financial or non-financial information that Lessor and/or assigns and participants may request form time to time. Failure to comply with the above is a Default of the Lease.

30. WAIVER OF A JURY TRIAL. Lessee hereby waives any and all right to a jury trial under any and all circumstances.

31. IDENTIFICATION WAIVER. Lessee grants Lessor permission to make copies of drivers licenses and other personal identification whether state, government or other issue for all Lessee(s), Signor(s), Personal Guarantor(s) or any other parties to this lease. Lessee and parties to this lease hereby grant Lessor permission to provide these copies and information to any third party that is or becomes a party to this Lease without notice to the Lessee.

32. PERMISSION TO SOLICIT. Lessee and all parties to this lease grant Lessor, its assigns and participants permission to allow Lessor to solicit them for business as Lessor may see fit. Lessee and all parties grant Lessor permission to use methods including but not limited to facsimile transmission, email, telephone and direct mail.

33. AUTHORIZATION TO ACCESS, ORDER, PULL AND REVIEW PERSONAL CREDIT. By signing below, the undersigned individual who is either a principal of the credit applicant or a personal guarantor of it's obligations, provides written instruction to Lessor or it's designee (and any assignee or potential assignee thereof) authorizing review of his/her personal credit profile from a national credit bureau. Such authorization shall extend to obtaining a credit profile in considering this application and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account. A Photostat or facsimile copy of this authorization shall be valid as the original. By signature below, I/We affirm my/our identity as the respective individual(s) identified in the above application.

34. CHOICE OF LAW; JURISDICTION. This Lease shall not be effective until signed by Lessor at its principal place of business located in Hennepin County, Minnesota. This Lease shall be considered to have been made in the State of Minnesota and shall be interpreted in accordance with the laws and regulations of the State of Minnesota. Lessee agrees to jurisdiction in the State of Minnesota, County of Hennepin, in any action, suit or proceeding arising out of this Lease, and concedes that it, and each of them, transacted business in the State of Minnesota, County of Hennepin, by entering into this Lease. In the event of legal action to enforce this Lease, Lessee agrees that venue shall be laid in Hennepin County, Minnesota.

THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE.

LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN AGENT OF LESSOR. NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

LESSEE: Hypertension Diagnostics, Inc. (Fed ID 41-1618036)

Kenneth W. Brimmer 3/7/2012

Kenneth W. Brimmer – CEO Date

LESSOR: KLC Financial, Inc.

Pres 3/7/12

Title Date

LESSEE: HDI Plastics, Inc (Fed ID 45-2767374)

Kenneth W. Brimmer 3/7/2012

Kenneth W. Brimmer – CEO Date

LESSEE HAS READ AND AGREES TO ALL ITEMS ON THIS PAGE 5 of 5

KWB KWB Initials

LEASE SCHEDULE

MASTER EQUIPMENT
LEASE AGREEMENT
NO. 2552A

LEASE SCHEDULE NO. 001

BETWEEN KLC Financial, Inc. (LESSOR) and Hypertension Diagnostics, Inc. (Fed ID41-1618036), and HDI Plastics, Inc (Fed ID 45-2767374) (LESSEE).

1. **DESCRIPTION OF EQUIPMENT:** See attached Exhibit A
2. **EQUIPMENT LOCATION:** The above Equipment is to be located and delivered to Lessee's premises at 5330 Fleming Court, Suite 100, Austin, TX 78744.
3. **RENTAL TERM:** 1 advance + 34 months.
4. **RENTAL:** The advance payment is due at document signing, the first payment in the amount of $4,247.74 (plus applicable tax) is due 3-20, 2012. Subsequent rental payments will be in the same amount and due on the same day monthly thereafter.
5. **NUMBER AND AMOUNT OF ADVANCE PAYMENTS:** NUMBER: 1 $8,495.48.
6. **SECURITY DEPOSIT: $ 0**
7. THIS SCHEDULE AND ITS TERMS AND CONDITIONS ARE HEREBY INCORPORATED BY REFERENCE IN THE ABOVE MASTER EQUIPMENT LEASE AGREEMENT. LESSEE PERMITS LESSOR TO INSERT MODEL AND SERIAL NUMBERS OF EQUIPMENT WHEN DETERMINED BY LESSOR.

LESSEE: Hypertension Diagnostics, Inc. (Fed ID 41-1618036)

Kenneth W. Brimmer 3/7/2012

Kenneth W. Brimmer – CEO Date

LESSOR: KLC Financial, Inc.

[signature] Pres 3/7/12

Title Date

LESSEE: HDI Plastics, Inc (Fed ID 45-2767374)

Kenneth W. Brimmer 3/7/2012

Kenneth W. Brimmer – CEO Date

Accepted this ______ day of __________, _____ at __________.

Exhibit "A"

This is an Exhibit "A" to Master Lease Agreement Number 2552A, Schedule Number 001 ("Lease") by and between KLC Financial, Inc. ("Lessor") and Hypertension Diagnostics, Inc. (Fed ID 41-1618036), and HDI Plastics, Inc (Fed ID 45-2767174) ("Lessee") dated the 7th day of April, 2012 and is hereby incorporated therein.

Equipment Supplied by: **Hypertension Diagnostics, Inc.**
HDI Plastics, Inc
10275 Wayzata Blvd, Suite 310
Minnetonka, MN 55305

Bill of Sale date

Quantity	Description
1	2004 Dodge Ram 1500 Quad Cab Pickup, VIN 1D7HA18D74S785100
1	Scale
1	Scale Rigging
1	1985 Yale MDL. GLC040 Forklift SN 410427, 122 inch lift height at 4000lb capacity, with double mast, solid tires, LP gas and side shifter, 892 hours
1	1999 Caterpillar Forklift, SN 07AM05100, 6000lb LPG, 4ft Forks, 7.926 hours
1	1997 Wabash Van VIN 1JJV532Y2VL394982
1	1997 Wabash Van VIN 1JJV532Y1VL395167
1	1998 Wabash Van VIN 1JJV532Y0WL422778
1	1997 Wabash Van VIN 1JJV532Y9VL395403
1	1998 Wabash Van VIN 1JJV532W7WL460944
1	1997 Wabash Van VIN 1JJV532Y3VL394831
1	1997 Wabash Van VIN 1JJV532Y1VL395721
1	1997 Wabash Van VIN 1JJV532Y7VL395058
1	1997 Wabash Van VIN 1JJV532Y8VL395019
1	1997 Wabash Van VIN 1JJV532Y3VL394814
1	1997 Wabash Van VIN 1JJV532Y9VL394946
1	1997 Wabash Van VIN 1JJV532Y9VL395997
1	Metal Eliminator System

This Exhibit "A" constitutes a true and accurate description of the equipment. Lessor reserves the right to add detail, invoice and serial numbers to this Exhibit "A".

LESSEE: Hypertension Diagnostics, Inc. (Fed ID 41-1618036)

Kenneth W. Brimmer DATE 3/7/2012
Kenneth W. Brimmer – CEO

LESSEE: HDI Plastics, Inc (Fed ID 45-2767374)

Kenneth W. Brimmer DATE 3/7/2012
Kenneth W. Brimmer – CEO

LESSOR: **KLC Financial, Inc.**
3514 County Road 101
Minnetonka, MN 55345

LEASE NUMBER 2552A
SCHEDULE NUMBER 001
DATE OF LEASE 3/7/12

LESSEE: **Hypertension Diagnostics, Inc.**
10275 Wayzata Blvd., Suite 310
Minnetonka, MN 55305
Fed ID 41-1618036

HDI Plastics, Inc
5330 Fleming Court, Suite 100
Austin, TX 78744
Fed ID 45-2767374

ACKNOWLEDGEMENT AND ACCEPTANCE OF EQUIPMENT BY LESSEE

Lessee hereby acknowledged that the Equipment described above has been received in good condition and repair, has been properly installed, tested, and inspected, and is operating satisfactorily in all respects for all of Lessee's intended uses and purposes. Lessee hereby accepts unconditionally and irrevocably the Equipment.

By signature below, Lessee specifically authorizes and requests Lessor, to make payment to the supplier of the Equipment. Lessee agrees that said Equipment has not been delivered, installed, or accepted on a trial basis.

WITH THE DELIVERY OF THIS SOCUMENT TO LESSOR, LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE'S OBLIGATIONS TO LESSOR BECOME ABSOLUTE AND IRREVOCABLE AND LESSEE SHALL BE FOREVER ESTOPPED FROM DENYING THE TRUTHFULLNESS OF THE REPRESENTATIONS MADE IN THIS DOCUMENT.

DATE OF ACCEPTANCE:

3/7/2012

LESSEE: **Hypertension Diagnostics, Inc., and HDI Plastics, Inc**

Kenneth W. Brimmer

Hypertension Diagnostics, Inc. – Kenneth W. Brimmer – CEO Date

Kenneth W. Brimmer

HDI Plastics, Inc – Kenneth W. Brimmer – CEO Date

I hereby authorize ________________ ' ________
TITLE

To orally verify my/our acceptance of the above Referenced equipment in my absence.

IMPORTANT: THIS DOCUMENT HAS LEGAL AND FINANCIAL CONSEQUENCES TO YOU. DO NOT SIGN THIS DOCUMENT UNTIL YOU HAVE ACTUALLY RECEIVED ALL OF THE EQUIPMENT AND ARE COMPLETELY SATISFIED WITH IT.

CORPORATE LEASING RESOLUTION

Master Lease #2552A

STATE OF Texas

COUNTY OF Travis

I, Marilee Douda, do hereby certify that I am the duly elected and qualified Secretary of HDI Plastics, Inc a Texas (State of Incorporation) corporation. I further certify that HDI Plastics, Inc is the full and legal name of the corporation and that the corporation is incorporated under the laws of Texas I further certify that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of said corporation at a meeting of said Board of Directors convened and help in accordance with the Bylaws of said corporation on the 7th day of March, 2012, and that said resolutions are now in full force and effect:

"**RESOLVED**: That Kenneth W. Brimmer as CEO of this corporation be, and he/she hereby is, authorized and directed to negotiate, execute and deliver on behalf of the corporation a master lease agreement with KLC Financial, Inc ("Lessor"), whereby this corporation will lease: (Description of Equipment)

See Exhibit A.

on terms and conditions which shall be determined by said officials to be advisable and in the best interests of this corporation, and the execution of such master lease agreement by said officers shall be conclusive evidence of their approval thereof.

Said above-mentioned parties are further authorized and empowered to deliver and pledge as collateral security for the payment of any such leases, such assets of the corporation as may be required and agreed upon between the above-referred to officers and Lessor, as Lessor may require.

BE FURTHER RESOLVED: That the CEO be and he/she hereby is authorized to furnish to Lessor a certified copy of these resolutions."

IN WITNESS WHEREOF I have signed my name as Secretary of said corporation and have caused the corporate seal of said corporation to be hereunto affixed this 7th day of March, 2012.

Marilee Douda
Secretary

CORPORATE SEAL

CORPORATE LEASING RESOLUTION

Master Lease #2552A

STATE OF Minnesota

COUNTY OF Hennepin

I, Marilee Douda, do hereby certify that I am the duly elected and qualified Secretary of Hypertension Diagnostics, Inc. a Minnesota(State of Incorporation) corporation. I further certify that Hypertension Diagnostics, Inc. is the full and legal name of the corporation and that the corporation is incorporated under the laws of Minnesota I further certify that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of said corporation at a meeting of said Board of Directors convened and help in accordance with the Bylaws of said corporation on the 7th day of March, 2012, and that said resolutions are now in full force and effect:

"**RESOLVED**: That Kenneth W. Brimmer as CEO of this corporation be, and he/she hereby is, authorized and directed to negotiate, execute and deliver on behalf of the corporation a master lease agreement with KLC Financial, Inc ("Lessor"), whereby this corporation will lease: (Description of Equipment)

See Exhibit A.

on terms and conditions which shall be determined by said officials to be advisable and in the best interests of this corporation, and the execution of such master lease agreement by said officers shall be conclusive evidence of their approval thereof.

Said above-mentioned parties are further authorized and empowered to deliver and pledge as collateral security for the payment of any such leases, such assets of the corporation as may be required and agreed upon between the above-referred to officers and Lessor, as Lessor may require.

BE FURTHER RESOLVED: That the CEO be and he/she hereby is authorized to furnish to Lessor a certified copy of these resolutions."

IN WITNESS WHEREOF I have signed my name as Secretary of said corporation and have caused the corporate seal of said corporation to be hereunto affixed this 7th day of March, 2012

[signature]

CORPORATE SEAL Asst. Secretary

KLC FINANCIAL, INC

ADDENDUM TO MASTER LEASE #2552A, SCHEUDLE #001

Hypertension Diagnostics, Inc.
HDI Plastics, Inc
10275 Wayzata Blvd., Suite 310
Minnetonka, MN 55305

Lessor hereby notifies Lessee that it is Lessor's intent to sell all of Lessor's right, title and interest in and to all, but not less than all, of the equipment covered and Lessee agrees to purchase the same without option and described in the Master Lease Agreement or in the Exhibit "A" for an amount equal to **Fair Market Value capped at 12% of original equipment cost** upon the satisfaction all of Lessee's obligations under the said master lease agreement if none of the following events have occurred:

- Any events of default as defined in section 21 of the Master Lease Agreement.
- Any events of late payments as defined in section 19 of the Master Lease Agreement.
- Any change in possession of any equipment listed on Exhibit "A".
- Any ownership change.
- Insolvency or any event of Lessee bankruptcy.
- Any lapse in maintaining adequate insurance against loss as defined in section 16 of the Master Lease Agreement.

Lessee must notify Lessor in writing not less than 90 days prior to the termination of the said master lease agreement of Lessee's intentions to purchase equipment under this supplement. Notice should be mailed to the following address:

KLC Financial, Inc.
3514 County Road 101
Minnetonka, MN 55345

Thank you again for your time and consideration.

Sincerely,

LESSEE: Hypertension Diagnostics, Inc.

Kenneth W. Brimmer – CEO Date 3/7/2012

LESSEE: HDI Plastics, Inc

Kenneth W. Brimmer – CEO Date 3/7/2012

Spencer Thomas
EVP
KLC Financial, Inc.

KLC FINANCIAL

MEETING YOUR EQUIPMENT FINANCING NEEDS SINCE 1987.

INSURANCE REQUIREMENT NOTIFICATION

Master Lease Agreement Number: 2552A

Lessee Name: Hypertension Diagnostics, Inc., and HDI Plastics, Inc
Lessee Address: 10275 Wayzata Blvd., Suite 310, Minnetonka, MN 55305

The subject agreement requires you to keep the Equipment insured against all risks of loss or damage in an amount not less than the replacement cost of the equipment. At our request you will also obtain and maintain comprehensive public liability in amounts acceptable to us.

Please send a copy of this document to your insurance provider and forward the appropriate updated certificates of insurance to us prior to the funding of your agreement.

Please notify your insurance provider to include the following information on the insurance certificates:

- **This is a net lease, and we are responsible for the insurance cost as well as providing the coverage as identified below. Please see that we have immediate coverage and notify KLC Financial, Inc. at once in the form of a copy of the Certificate of Insurance, please include therein the standard 10 day notice of cancellation clause.**
- **PHYSICAL DAMAGE: Insurance is to be provided for the loss, fire, theft or damage to the Equipment, extended coverage, vandalism, malicious mischief and property damage insurance for the full value of the equipment. KLC Financial, Inc. its successors and /or assigns are to be named as Loss Payee.**
- **AUTO LIABILITY OR GENERAL LIABILITY: Coverage should be written with a combined single limit of $1,000,000 including but not limited to general liability, public liability, workers compensation liability, and environmental hazard liability. KLC Financial, Inc. its successors and/or assigns are to be named as Additional Insured.**
- **Any change to insurance coverage cannot be complete without written notice to KLC Financial, Inc. at the address provided below. I authorize my insurance policy to be modified as described above.**
- **Master Lease Number 2552A in the amount of $ ~~(see disbursements)~~** 121,271.78
- **Address of equipment location(s): 5330 Fleming Court, Suite 100, Austin, TX 78744**
- **Equipment: see attached Exhibit A**

In the event you do not provide these certificates of insurance as required by the time of funding, you agree that we have the right, but not the obligation, to obtain such insurance and charge you a fee and you agree to pay the fee when presented.

Refer to your Agreement **INSURANCE Section 16**, for the specific information related to insurance for this Agreement.

Subject to credit approval, delivery of this document bearing a facsimile signature or signatures shall have the same force and effect as if the document bore an original signature

Please call me with any questions.

Insurance Provider: Arthur J. Gallagher
Insurance Agent: Maria Hines
Phone Number: 972-663-6174
Fax Number: 972-991-4061
Address: Dallas, TX

Acknowledged and agreed to by:
LESSEE: Hypertension Diagnostics, Inc.
Kenneth W. Brimmer 3/7/2012
Kenneth W. Brimmer – CEO Date
LESSEE: HDI Plastics, Inc.
Kenneth W. Brimmer 3/7/2012
Kenneth W. Brimmer – CEO Date

Sharon Goetz
KLC Financial, Inc.

MINNESOTA
DRIVER'S LICENSE



KENNETH WILLIAM BRIMMER
11505 W LAKEVIEW LANE
MINNETONKA, MN 55305

Date of Birth 08-01-1955

Sex	Eyes	Class
M	GRN	D

Height	Weight
5-10	195

ISSUED 08-2011 EXPIRES 08-01-2015

R358115644516

WITNESS SIGNATURE VERIFICATION

Master Lease Agreement: 2552A and all associated documentation

Lessee Name: Hypertension Diagnostics, Inc., and HDI Plastics, Inc

Please include a copy of your driver's license; with picture and signature, or another form of photo identification with signature.

The undersigned hereby acknowledges that he/she has executed all of the documents related to the above-referenced Master Lease Agreement, and that no unauthorized signatures appear on same.

COPY OF
DRIVER'S
LICENSE

Individual Signer's Name,

By: Kenneth W. Brimmer
(Signature)

Name: Kenneth W. Brimmer

WITNESS CERTIFICATION

The undersigned hereby acknowledges that he/she has witnessed all of the signatures on the documents related to the above referenced Master Lease Agreement.

Witness: Spencer Thomas
PRINT NAME

Witness: ______________________
(Signature)

BILL OF SALE

MASTER LEASE NO. 2552A
SCHEDULE NO. 001

KNOW ALL MEN BY THESE PRESENTS, Hypertension Diagnostics, Inc., and HDI Plastics, Inc, hereinafter called the seller, in considerations of the sum of One Hundred Twenty-one Thousand Two Hundred Seventy-one Dollars and 78/100 ($121,271.78) plus applicable tax to the seller paid, the receipt whereof hereby is acknowledged, hereby does grant, bargain, sell, transfer and deliver unto KLC Financial, Inc.; hereinafter called the buyer.

Seller:
Hypertension Diagnostics, Inc.
HDI Plastics, Inc
10275 Wayzata Blvd, Suite 310
Minnetonka, MN 55305

Buyer:
KLC Financial, Inc.
3514 County Road 101
Minnetonka, MN 55345

Equipment: 2004 Dodge Ram 1500 Quad Cab Pickup, VIN 1D7HA18D74S785100, Scale, Scale Rigging, 1985 Yale MDL. GLC040 Forklift SN 410427, 122 inch lift height at 4000lb capacity, with double mast, solid tires, LP gas and side shifter, 892 hours, 1999 Caterpillar Forklift, SN 07AM05100, 6000lb LPG, 4ft Forks, 7.926 hours, 1997 Wabash Van VIN 1JJV532Y2VL394982, 1997 Wabash Van VIN 1JJV532Y1VL395167, 1998 Wabash Van VIN 1JJV532Y0WL422778, 1997 Wabash Van VIN 1JJV532Y9VL395403, 1998 Wabash Van VIN 1JJV532W7WL460944, 1997 Wabash Van VIN 1JJV532Y3VL394831, 1997 Wabash Van VIN 1JJV532Y1VL395721, 1997 Wabash Van VIN 1JJV532Y7VL395058, 1997 Wabash Van VIN 1JJV532Y8VL395019, 1997 Wabash Van VIN 1JJV532Y3VL394814, 1997 Wabash Van VIN 1JJV532Y9VL394946, 1997 Wabash Van VIN 1JJV532Y9VL395997, Metal Eliminator System

TO HAVE AND TO HOLD the same unto the said buyer and buyer's heirs, executors, administrators, successors and assigns forever.

And the seller hereby covenants and agrees to and with the said buyer and to any with buyer's successors in interest and assigns that seller is the owner of the above described personal property; that the same is free from all encumbrances; that seller has a good right to sell the same; and that seller will and seller's heirs, executors, administrators and successors shall warrant and forever defend this sale against the lawful claims and demands of all persons whomsoever.

In constructing this bill of sale and where the context so requires, the singular includes the plural, the masculine includes the feminine and the neuter and, generally, all grammatical changes shall be made so that this instrument shall apply equally to individuals and to corporations.

IN WITNESS WHEREOF, the seller has hereunto set his hand; and if the undersigned seller is a corporation, it has caused its corporate name to be signed and its corporate seal to be affixed hereunto by its officers duly authorized thereunto by order of its board of directors.

Dated March 7, 2012

Kenneth W. Brimmer, CEO
Hypertension Diagnostics, Inc Title Date 3/7/2012

Kenneth W. Brimmer
Printed Name Title CEO

Kenneth W. Brimmer, CEO
HDI Plastics, Inc Title Date 3/7/2012

Kenneth W. Brimmer CEO
Printed Name Title